The Chubb Corporation 2014 Update on Asbestos Reserves Date of release: 01/29/2015 Exhibit 99.3

CHUBB

Forward-Looking Statements
The following materials contain “forward-looking statements,”
including those relating to loss reserves and claim estimates, that are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or
suggested by such statements.  Such risks or uncertainties
include but are not limited to those which may be noted more fully in the materials themselves, as well as those discussed or
identified from time to time in The Chubb Corporation’s public filings with the Securities and Exchange Commission.  The Chubb
Corporation assumes no obligation to update any forward-looking information set forth in the following materials, which speak as of
January 29, 2015 or as otherwise specified in the materials.

CHUBB 3 Contents • Purpose of Updated Review • Evaluation Methodology • Exposure Analysis • Asbestos Payments and Reserves • Three Year Reserve Comparison • Conclusions

CHUBB

Purpose of Review
•
Reassess Chubb’s ultimate liability regarding asbestos
exposures using an internal analysis, reviewed by our
independent outside consulting actuaries
•
Determine appropriate reserve levels
•
Ensure aggressive case management of asbestos claims
–
manage our exposure
–
identify trends or issues that may impact exposure
•
Provide relevant substantive information requested by
investors and rating agencies

CHUBB

Evaluation Methodology
•
Chubb segmented its defendant policyholders into two
groups
Traditional defendant policyholders (Tiers 1 & 2)
–
Those engaged in asbestos mining, manufacturing and
building products industries
Peripheral defendant policyholders (Tiers 3 & 4)
–
Those who manufactured, distributed, or installed an
asbestos-containing product or who owned or operated
a facility where asbestos products were present

CHUBB

Exposure Analysis
Within these policyholder categories:
•
All Tier 1 & 2 accounts and Tier 3 & 4 accounts with Chubb incurred losses of at least $3M or judged to have high potential exposure were evaluated individually.  Claimant information and available coverage were reviewed for each defendant policyholder, including terms of coverage, policy limits and aggregate limits.
•
Tier 3 & 4 accounts not individually evaluated were analyzed in the aggregate using statistical techniques.  Factors considered include available coverage, claimant count, report year, bankruptcy, coverage dispute and case reserve amount.
•
Future claims from unknown defendant policyholders were estimated based on claim reporting patterns and projected claim severities.

CHUBB

Asbestos Payments & Reserves by Category
# $ $
Traditional Defendants Tier 1 1 – 33
Traditional Defendants Tier 2 8 42 46
Peripheral Defendants Tiers 3 & 4 333 43                  265
All Other 6 22
Reserves for future claims from
unknown policyholders Unknown – 134
Total 342 91 500
Policyholders Total Net Net Asbestos
with Open Claims Paid Reserves
At 12/31/14 In 2014 At 12/31/14
($ in millions)

CHUBB

Asbestos Payments & Reserves by Category
Total net asbestos reserves at 12/31/14: $500M
•
Case reserves of $179M
–
Established by Claim Department on known claims
•
IBNR reserves of $321M
–
Includes provision for:
•
potential reserve development on known defendant
policyholders (development)
•
future claims from unknown defendant policyholders
(pure IBNR)
•
future declaratory judgment actions and other
litigation

CHUBB

Asbestos Net Loss Reserve Comparison
($ in Millions)
2014 2012
Beginning Reserves
$566
Incurred Losses & LAE

51
Calendar Year Payments
for Losses
(72)
(52)
(19)
(22)
Ending Reserves
$500 $566
IBNR portion of
Ending Reserves
$321 $334
$589
Calendar Year Payments
for LAE
2013
$605

(25)
(19)
$589
$331

CHUBB

Conclusions
•
Chubb’s asbestos net reserves of $500M at 12/31/14 are
based on our 2014 analysis of our ultimate asbestos liabilities
•
This reserve represents Chubb’s best estimate of our ultimate asbestos liability at 12/31/14
•
This reserve amount is at full (undiscounted) value, and no
consideration has been given for legislative or judicial relief
•
The net reserve reflects a modest reinsurance recoverable
amount of approximately 4% of the gross reserve
•
Net payments for asbestos liabilities in 2014 were $91M
•
Reserves at 12/31/14 calculate to a 3 year survival ratio of 7.2